The Glenmede Fund, Inc.

Small Cap Equity Portfolio—Advisor Shares

Summary Prospectus—February 28, 2019	Ticker Symbol: GTCSX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at https://www.glenmede.com/performance. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio or your financial intermediary electronically by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Portfolios you hold in the Glenmede fund complex and with your financial intermediary.

Investment Objective

Long-term capital appreciation consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Advisor Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (includes 0.25% shareholder servicing fees payable to Glenmede Trust)	0.35%

Total Annual Portfolio Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio’s Advisor Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Small Cap Equity Portfolio—Advisor Shares

Summary Prospectus—February 28, 2019	Ticker Symbol: GTCSX

Principal Investment Strategies

Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks and preferred stocks, of U.S. small cap companies that Glenmede Investment Management LP (the “Advisor”) believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are within the market capitalization range of any stock in the Russell 2000® Index at its last rebalancing. That capitalization range was $159.2 million to $5 billion as of May 11, 2018.

The Advisor uses a combination of quantitative and fundamental research to select securities. The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities having revenue and earnings growth potential with reasonable valuations, then applies fundamental research to select which securities to buy and sell for this Portfolio.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.

Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

Small Cap Equity Portfolio—Advisor Shares

Summary Prospectus—February 28, 2019	Ticker Symbol: GTCSX

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Advisor Shares has varied from year to year. The table shows how the average annual total returns for one, five and ten years of the Portfolio’s Advisor Shares compare to those of selected market indices. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

During the periods shown in the bar chart, the highest quarterly return was 24.89% (for the quarter ended June 30, 2009) and the lowest quarterly return was -22.10% (for the quarter ended September 30, 2011).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2018)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	(15.89)%	2.84%	12.68%
Return After Taxes on Distributions	(19.19)%	1.20%	11.58%

Return After Taxes on Distributions and Sale of Fund Shares	(7.16)%	2.24%	10.62%

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	11.97%

Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	(12.86)%	3.61%	10.40%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	(4.38)%	8.49%	13.12%

Morningstar Small Blend Average[3]	(12.72)%	3.06%	11.35%

[1]	The Russell 2000® Value Index is provided so that investors may compare the performance of the Portfolio to another well-known index for small cap stocks.
[2]	The S&P 500® Index is provided so that investors may compare the performance of the Portfolio with the performance of a well-known index of leading U.S. companies.
[3]

The Morningstar Small Blend Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

Small Cap Equity Portfolio—Advisor Shares

Summary Prospectus—February 28, 2019	Ticker Symbol: GTCSX

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Managers

Robert J. Mancuso, CFA, Portfolio Manager, Christopher J. Colarik, Portfolio Manager, and Jordan L. Irving, Portfolio Manager, of the Advisor have managed the Portfolio since 1996, 2001 and 2018, respectively.

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

There are no minimum initial or subsequent investment requirements for the Portfolio. The Glenmede Trust Company, N.A. (“Glenmede Trust”) has informed The Glenmede Fund, Inc. (the “Fund”) that it and its affiliated companies’ (“Affiliates”) minimum initial investment requirements for their clients’ investments in the Portfolio is $1,000, which may be reduced or waived from time to time. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GTCSXSUMMPROS

4